The Advisors’ Inner Circle Fund II

KOPERNIK INTERNATIONAL FUND

Investor Class Shares: KGIRX
(Formerly, Class A Shares)
Class I Shares: KGIIX

Summary Prospectus | March 1, 2019

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-887-4KGI (4544). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Kopernik Funds if you invest directly with the Fund.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://kopernikglobal.com/content/mutual-fund-kopernik-international-fund. You can also get this information at no cost by calling 1-855-887-4KGI (4544), by sending an e-mail request to funds@kopernikglobal.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2019, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Kopernik International Fund (the “Fund” or the “International Fund”) seeks long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares or Class I Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Class I Shares
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.38%	1.13%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	1.35%	1.10%

[1]	Kopernik Global Investors, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively, “Excluded Expenses”)) from exceeding 1.35% of the Fund’s Investor Class Shares’ average daily net assets and 1.10% of the Fund’s Class I Shares’ average daily net assets until February 28, 2020 (the “Contractual Expense Limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including Excluded Expenses) and the Contractual Expense Limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the Contractual Expense Limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses

(including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$137	$434	$752	$1,655
Class I Shares	$112	$356	$619	$1,372

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal market conditions, will invest primarily in equity securities of companies located throughout the world. The equity securities in which the Fund plans to invest include common and preferred stock, convertible securities, depositary receipts, real estate investment trust (“REIT”) equity securities, and private placements. The Fund generally follows a multi-capitalization approach that focuses on mid- to large-capitalization companies, but the Fund may also invest in small capitalization companies. Investments in issuers located in emerging or frontier markets, which the Adviser defines as countries other than those classified as developed by MSCI, may comprise up to 50% of the Fund’s net assets. No more than 35% of the Fund’s net assets may be invested in securities of companies located in a single country. As a result of the Adviser’s investment strategy, a large portion of the portfolio may be invested in a particular country or region. The Fund may invest up to 15% of its net assets in U.S. domiciled businesses that have significant business activities outside the United States, as determined by the Adviser.

In pursuing the Fund’s investment objective, the Adviser seeks to achieve its investment objective through an active, research-driven, fundamentals-based, value-oriented investment process. The Adviser adheres to disciplined, value-driven investment strategies that emphasize securities chosen through in-depth research and follows those securities over time to assess whether they continue to meet the purchase rationale.

The Adviser selects equity securities through bottom-up fundamental research. The Adviser’s research analysts continually evaluate companies within their defined investable universe based upon a variety of both qualitative and quantitative criteria. Quantitative measures include price-to-earnings, price-to-book value, price-to-sales, price-to-net present value, price-to-free cash flow, sustainable dividend yield and price-to-liquidation/ replacement value. The qualitative analysis assists the research team in producing an understanding of franchise quality, management strength, corporate strategy, barriers-to-entry, shareholder value orientation, operating and industry fundamentals and competitive advantage. The research-driven investment process seeks to add value through active management and by selecting securities of companies that, in the Adviser’s opinion, are misperceived and undervalued by the market. The Adviser makes use of convertible securities on an opportunistic basis as an alternative to the underlying equity in addition to also considering securities across a company’s capital structure, including debt.

The Adviser may sell a security when the Adviser believes that it has found a better alternative, the security’s fundamentals have deteriorated, or the security’s value has appreciated and approached the Adviser’s estimated intrinsic value. When the Adviser believes that market conditions are unfavorable to its style of investing, or is otherwise unable to locate attractive investment opportunities, the Fund may hold a higher level of cash or money market instruments. Due to a larger percentage of such holdings, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to foreign currency risk. Foreign currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Foreign/Emerging and Frontier Market Security Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. Non-U.S. securities are also subject to risks associated with the potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country.

These additional risks may be heightened with respect to emerging and frontier market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk — To the extent that a large portion of its portfolio is invested in a particular country or region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk — Certain securities, including privately placed securities and securities of emerging or frontier market issuers, may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

REIT Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Class I Shares’ performance from year to year and by showing how the Fund’s Class I Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Investor Class Shares of the Fund commenced operations on December 10, 2018 and do not have a full calendar year of performance. Therefore, performance information for Investor Class Shares is not presented. Investor Class Shares of the Fund would have substantially similar performance as Class I Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that the fees and expenses of Investor Class Shares are higher than the fees and expenses of Class I Shares, in which case the returns for Investor Class Shares would be lower than those of Class I Shares.

Updated performance information is available by calling 855-887-4KGI or by visiting the Fund’s website at www.kopernikglobal.com.

BEST QUARTER	WORST QUARTER
14.37%	(6.36)%
(03/31/2016)	(09/30/2018)

Average Annual Total Returns for Periods Ended December 31, 2018

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before tax returns when a net capital loss occurs upon the redemption of Fund shares.

Kopernik International Fund	1 Year	Since Inception (06/30/15)
Fund Returns Before Taxes
Class I Shares	(6.25)%	4.45%
Fund Returns After Taxes on Distributions
Class I Shares	(6.35)%	4.17%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Class I Shares	(3.63)%	3.55%
MSCI All Country World Index ex-US (Net) (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))	(14.20)%	0.96%

Investment Adviser

Kopernik Global Investors, LLC

Portfolio Managers

David B. Iben, Chief Investment Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2015.

Mark McKinney, Co-Portfolio Manager, has managed the Fund since its inception in 2015.

Purchasing and Selling Shares

	Investor Class Shares	Class I Shares
Minimum Initial Investment

$3,000, except:

● The Fund reserves the right to change or waive the minimum initial investment amount for Investor Class Shares its sole discretion, including for Shares purchased through fee-based investment advisory or wrap fee programs.

$1,000,000, except:

● $250 for clients of financial intermediaries and family offices that have accounts holding Class I Shares with an aggregate value of at least $1,000,000 (or that are expected to reach this level).

● No minimum initial investment for certain employer-sponsored retirement plans and bank or broker-affiliated trust departments.

● The Fund reserves the right to change or waive the minimum initial investment amount for Class I Shares in its sole discretion, including for Shares purchased through fee-based investment advisory or wrap fee programs.

Minimum Subsequent Investment	$250	None

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: Kopernik Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Kopernik Funds, c/o DST Systems, 430 West 7th Street, Kansas City, MO 64105) or telephone at: 855-887-4KGI.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The distributions made by the Fund generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

KGI-SM-002-0600